SUPPLEMENT TO THE PROSPECTUS                                         May 1, 2000

Waddell & Reed Funds, Inc.

The following supplements the information regarding Class C shares in the sections entitled "Choosing A Share Class":

Waddell & Reed, Inc. may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers.


To be attached to the cover page of the Prospectus of Waddell & Reed Funds, Inc. dated September 20, 1999.

This Supplement is dated May 1, 2000.

WRS4000D

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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Funds, Inc.


The disclosure regarding the Distribution and Service Plan ("Plan") for Class C shares is revised to reflect that such shares are offered through Waddell & Reed, Inc. and also through certain other broker-dealers. Waddell & Reed, Inc. may pay such broker-dealers a portion of the fees it receives under the Plan as well as other compensation in connection with the distribution of Fund shares, including: for the purchase of Class C, Waddell & Reed, Inc. (or its affiliate) may pay Legend 1.00% of net assets invested.


To be attached to the cover page of the Statement of Additional Information of Waddell & Reed Funds, Inc. dated September 20, 1999.

This Supplement is dated May 1, 2000.